SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2003

MEDIX RESOURCES, INC.

(Exact name of registrant as specified in its charter)

__________Colorado__________	__________0-24768__________	__________84-1123311__________
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__________420 Lexington Avenue, Suite 1830, New York, New York__________	__________10170__________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 697-2509

Item 4.         Change in Registrant's Certifying Accountants.

On June 20, 2003, upon recommendation and approval of the Company's Audit Committee, the Company dismissed Ehrhardt Keefe Steiner & Hottman, PC ("EKS&H") and engaged BDO Seidman, LLP ("BDO") as the Company's independent auditors for the fiscal year ending December 31, 2003.

EKS&H's reports on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that EKS&H issued an explanatory paragraph in its 2002 and 2001 reports as to the Company's ability to continue as a going concern.

During the years ended December 31, 2002 and 2001 and through the date of this Current Report on Form 8-K, there were no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to EKS&H's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, other than being advised by our independent auditors of certain reportable conditions which related to controls over documentation for certain of the Company's equity transactions and accounting for certain exit costs associated with office closings.

In the opinion of management these reportable conditions were largely impacted by the Company closing its Colorado office and moving all accounting records from Colorado to New York City, in addition to significant changes in responsible accounting personnel during the period. We have taken corrective measures to alleviate such conditions in our internal control by hiring new personnel and organizing the accounting records in our New York City office.

The Company has provided EKS&H with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of EKS&H's letter dated June 20, 2003, stating its agreement with such statements.

During the years ended December 31, 2002 and 2001 and through the date of this Current Report on Form 8-K, the Company did not consult BDO with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 7.         Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from Ehrhardt Keefe Steiner & Hottman, PC to the Securities and Exchange Commission, dated June 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIX RESOURCES, INC.
By:/s/ Arthur Goldberg Arthur Goldberg Executive Vice President Chief Financial Officer

Dated: June 26, 2003

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ehrhardt Keefe Steiner & Hottman, PC to the Securities and Exchange Commission, dated June 20, 2003.

Exhibit 16.1

June 20, 2003

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sir/Madam:

We have read the first five paragraphs of Item 4 as they relate to Ehrhardt Keefe Steiner & Hottman, PC included in the Current Report on Form 8-K, dated June 26, 2003, of Medix Resources, Inc. to be filed with the Securities and Exchange Commission, and other than having no basis for agreement or disagreement with paragraph 4 of Item 4, we are in agreement with the statements contained therein.

Very truly yours,

/s/Ehrhardt Keefe Steiner & Hottman, PC

Ehrhardt Keefe Steiner & Hottman, PC

cc: Mr. Arthur Goldberg, Chief Financial Officer

      Medix Resources, Inc.